Earnings Call Presentation 3 rd Quarter 2014 October 27, 2014 Exhibit 99.2

Our disclosures in this presentation, including without limitation, those relating to future financial results guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend,"
"plan," "believe," "outlook," "target," "predict," "may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance.
Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements.  A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Forms 10-K and 10-Q filed with the SEC. Forward-looking statements speak only as of the date they are made.  We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law.
In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor
Relations page of our website at
The guidance in this presentation is only effective as of the date given, October 27, 2014, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance.
Safe Harbor Statement
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All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding.
• When reporting our financial results within this presentation, we make several adjustments.
Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods.  As reported results will be footnoted throughout the presentation.
Basis of Presentation Explanation
• We report in comparable dollars to remove
the effects of currency translation on the
P&L.  The budgeted exchange rate for 2014
is used for all currency translations in 2014
and prior years. Guidance is presented using
the 2014 budgeted exchange rate for the
year.
• We remove the impact of discrete expenses
and income.  Examples include plant
closures, restructuring actions, and other
large unusual items.
• Taxes for normalized Net Income and EPS
are calculated using a constant 39% for 2014
results and guidance, and 2013 results,
which are based on the expected full year
historical tax rate.
What Items Are Adjusted
Comparable
Dollars
Other
Adjustments
Net Sales Yes No
Gross Profit Yes Yes
SG&A Expense Yes Yes
Equity Earnings Yes Yes
Operating Income Yes Yes
Net Income Yes Yes
Cash Flow No No
Return on Capital
Yes Yes
EBITDA
Yes Yes

Key Metrics – Third Quarter 2014
2014 2013 Variance
Net Sales
(1)
$725 $728 (0.5%)
Operating Income
(2)
87 94 (8.0%)
% of Sales 12.0% 13.0% (100 bps)
EBITDA 117 122 (4.2%)
% of Sales 16.2% 16.8% (60 bps)
Earnings Per Share
(3)
$0.83 $0.85 (2.5%)
Free Cash Flow 60 95 (37.0%)
Net Debt 902 930 (28)
ROIC
(4)
6.4% 8.3% (190 bps)
(1) As reported Net Sales: $728 million in 2014 and $730 million in 2013
(2) As reported Operating Income: $69 million in 2014 and $94 million in 2013
(3) As reported EPS: $0.57 in 2014 and $0.94 in 2013
(4) Unadjusted

Third Quarter 2014 vs. PY–
Adjusted EBITDA to Reported Net Income
2014 2013 V
EBITDA – Adjusted
$117 $122 ($5)
Depreciation and Amortization
(30) (28) (2)
Operating Income – Adjusted
$87 $94 ($7)
Foreign Exchange Movements
- (1) 1
Fixed Asset Accelerated Depreciation and
Impairments (not included above)
17 - 17
Cost Reduction Initiatives
1 1 -
Operating Income – As Reported
$69 $94 ($25)
Interest/Other (Expense)
(11) (12) 1
EBT
$58 $82 ($24)
Tax (Expense)
(26) (26) -
Net Income
$32 $56 ($24)

Third Quarter Sales and EBITDA by Segment –
2014 vs. PY
(11)
4
3
(1)
(3%)
(7%)
4%
(15%)
(10%)
(5%)
0%
5%
10%
(15)
(10)
(5)
-
5
10
Resilient Flooring Wood Flooring Building Products Corporate
EBITDA Change (Left-hand scale)
% Change in Sales (Right-hand scale)

EBITDA Bridge – Third Quarter 2014 vs. PY
($9)
($12)
7
$15
$1
$2
$117
$122
$0
$20
$40
$60
$80
$100
$120
$140
$160
2013 Price/Mix Volume Input
Costs
Mfg Cost SG&A WAVE Pension
Expense
Change in
D&A
2014
($3)
($1)
$2

Free Cash Flow – Third Quarter 2014 vs. Prior Year ($11) ($13) ($1) ($14) 8 $2 $2 $60 $95 $0 $20 $40 $60 $80 $100 2013 Cash Earnings Working Capital Capex Interest Expense WAVE Dividends Other 2014

Key Metrics – September YTD 2014
2014 2013 Variance
Net Sales
(1)
$2,061 $2,045 0.8%
Operating Income
(2)
207 217 (4.5%)
% of Sales 10.1% 10.7% (60 bps)
EBITDA 300 297 0.9%
% of Sales 14.5% 14.5% 0 bps
Earnings Per Share
(3)
$1.85 $1.66 11.0%
Free Cash Flow 14 75 (81.1%)
(1) As reported Net Sales: $2,073 million in 2014 and $2,059 million in 2013
(2) As reported Operating Income: $179 million in 2014 and $208 million in 2013
(3) As reported EPS: $1.25 in 2014 and $1.50 in 2013

September YTD Sales and EBITDA by Segment –
2014 vs. PY

(10)
11
5
(3)
(3%)
(1%)
4%
(15%)
(10%)
(5%)
0%
5%
10%
15%
(15)
(10)
(5)
-
5
10
15
Resilient Flooring Wood Flooring Building Products Corporate
EBITDA Change (Left-hand scale)
% Change in Sales (Right-hand scale)

EBITDA Bridge – September YTD 2014 vs. Prior Year
($17)
($25)
$3
$11
11
$300
$297
$200
$220
$240
$260
$280
$300
$320
$340
$360
2013 Price/Mix Volume Input
Costs
Mfg Cost SG&A WAVE Pension
Expense
Change in
D&A
2014
($26)
($2)
$46
$13

Free Cash Flow – September YTD 2014 vs. Prior Year
($5)
($40)
($11)
($15)
12
$6
$4
$14
$75
$0
$10
$20
$30
$40
$50
$60
$70
$80
2013 Cash
Earnings
Working
Capital
Capex Interest
Expense
WAVE
Dividends
Other 2014

2014 Estimate Range
(1)
2013
(2)
Variance
Net Sales
(3)
2,680
to
2,720
2,700
(1%)
to
1%
Operating Income
(4)
230
to
245
257
(11%)
to
(5%)
EBITDA
355
to
375
366
(3%)
to
2%
Earnings Per Share
(5)
$2.00 to $2.15 $1.98 1% to 9%
Free Cash Flow
0
to
40
68
(100%)
to
(41%)
(1) Guidance is presented using 2014 budgeted foreign exchange rates
(2) 2013 results are presented using 2014 budgeted foreign exchange rates
(3) 2014 and 2013 net sales include the impact of foreign exchange
(4) As reported Operating Income: $205 - $220 million in 2014 and $239 million 2013
(5) As reported earnings per share: $1.40 - $1.55 in 2014 and $1.71 in 2013
Key Metrics – Guidance 2014

2014 Financial Outlook
$30 - $40 million vs. 2013
Adjusted Gross Margin 0 to 30 bps vs. 2013
Raw Material & Energy Inflation
Manufacturing Productivity*
Earnings from WAVE
Cash Taxes/ETR*
Q4
Capital Spending
Exclusions from  EBITDA*
(1) Net sales include foreign exchange impact
(2) As reported ETR of 49% for 2014
* Changed from July Outlook
SG&A
16.5% to 17.0% of sales
$0 - $5 million vs. 2013
$15 - $25 million; Adjusted long-term ETR of ~39%
(2)
Sales
(1)
$610– $650 million; EBITDA $55 – $75 million
$195 - $215 million
$25 - $30 million

15 Appendix

September YTD 2014 vs. PY–
Adjusted EBITDA to Reported Net Income
2014 2013 V
EBITDA– Adjusted
$300 $297 $3
Depreciation and Amortization
(93) (80) (13)
Operating Income – Adjusted
$207 $217 ($10)
Foreign Exchange Movements
1 (1) 2
Fixed Asset Accelerated Depreciation and
Impairments (not included above)
21 - 21
Cost Reduction Initiatives
6 10 (4)
Operating Income – As Reported
$179 $208 ($29)
Interest/Other (Expense)
(39) (54) 15
EBT
$140 $154 ($14)
Tax (Expense)
(70) (64) (6)
Net Income
$70 $90 ($20)

Adjusted Operating Income to Free Cash Flow
2014 Estimate Range
Adjusted Operating Income 230 to 245
Depreciation and Amortization 125 to 130
Adjusted EBITDA 355 to 375
Changes in Working Capital (50) to (60)
Capex (195) to (215)
Interest Expense (45) to (50)
Cash Taxes (15) to (25)
Other, including cash payments for restructuring and
one-time items
(25) to (30)
Free Cash Flow 0 to 40

Consolidated Results
Third Quarter
2014
Reported
Comparability
(1)
Adjustments
FX
(2)
Adj
2014
Adjusted
2013
Reported
Comparability
(1)
Adjustments
FX
(2)
Adj
2013
Adjusted
Net Sales 728 - (3) 725 730 - (2) 728
Operating
Income
69 18 - 87 94 1 (1) 94
EPS $0.57 $0.26 - $0.83 $0.94 ($0.08) ($0.01) $0.85
September YTD
2014
Reported
Comparability
(1)
Adjustments
FX
(2)
Adj
2014
Adjusted
2013
Reported
Comparability
(1)
Adjustments
FX
(2)
Adj
2013
Adjusted
Net Sales 2,073 - (12) 2,061 2,059 - (14) 2,045
Operating
Income
179 27 1 207 208 10 (1) 217
EPS $1.25 $0.59 $0.01 $1.85 $1.50 $0.17 ($0.01) $1.66
(1) See earnings press release and 10-Q for additional detail on comparability adjustments
(2) Eliminates impact of foreign exchange movements

Segment Operating Income (Loss)
Third Quarter
2014
Reported
Comparability
(1)
Adjustments
2014
Adjusted
2013
Reported
Comparability
(1)
Adjustments
2013
Adjusted
Building Products
87 (1) 86 87 (2) 85
Resilient Flooring (2) 15 13 22 1 23
Wood Flooring 2 4 6 3 (1) 2
Unallocated Corporate
(Expense) Income
(18) - (18) (18) 2 (16)
September YTD
2014
Reported
Comparability
(1)
Adjustments
2014
Adjusted
2013
Reported
Comparability
(1)
Adjustments
2013
Adjusted
Building Products
209 - 209 211 (1) 210
Resilient Flooring 23 18 41 47 6 53
Wood Flooring
(2)
4 10 14 6 - 6
Unallocated Corporate
(Expense) Income
(57) - (57) (55) 3 (52)
(1) Eliminates impact of foreign exchange movements and non-recurring items; see earnings press release and 10-Q for additional detail.
(2) Includes a $1 million gain in the second quarter of 2014 related to a refund of previously paid duties on imports of engineered wood flooring

20 Cash Flow Third Quarter YTD ($ millions) 2014 2013 2014 2013 Net cash from operations $89 $119 $111 $162 Net cash (used for) investing (29) (24) (97) (87) Free Cash Flow $60 $95 $14 $75